SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2002 (May 30, 2002)


                       DynCorp Savings and Retirement Plan
                DynCorp Capital Appreciation and Retirement Plan
                            (Full title of the plans)

                                     DynCorp
          (Name of issuer of the securities held pursuant to the plans)

            Delaware                  1-3879                 36-2408747
 (State or other jurisdiction  (Commission File Number)    (IRS Employer
  of incorporation)                                        Identification No.)

                11710 Plaza America Drive, Reston, Virginia 20190
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (703) 261-5000





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Item 4. -- Changes in Plans' Certifying Accountant.

On January 1, 2001, the DynCorp Savings and Retirement Plan was bifurcated into two plans, the DynCorp Savings and Retirement Plan and the DynCorp Capital Accumulation and Retirement Plan (collectively, the "Plans"). For the prior fiscal years ending December 31, 2000 and December 31, 1999, the DynCorp Savings and Retirement Plan, as a single plan, was audited by Arthur Andersen LLP ("Andersen").

On May 30, 2002, the Plans decided not to engage Andersen as their auditor for the fiscal year ending December 31, 2001, and engaged Ernst & Young LLP ("E & Y") to serve as the Plans auditor for such fiscal year.

Andersen's reports on the Plans' financial statements for the fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion. The December 31, 2000 financial statements contained an unqualified opinion, and the December 31, 1999 financial statements contained a disclaimer of opinion as permitted by 29 CFR 2520.103-8 of the Department of Labor Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974 in regards to the trustee-held investment assets.

During the two most recent fiscal years of the Plans ended December 31, 2000 and December 31, 1999, and the subsequent interim period through May 30, 2002, there were no disagreements between the Plans and Andersen on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2000 and December 31, 1999 or within the interim period through May 30, 2002.

The Plans have made a good fait effort to provide Andersen with a copy of the foregoing disclosures. Andersen informed the Plans that it is unable to provide a letter stating whether it is in agreement with the statements set forth in this report.

During the Plans' most recent fiscal years and through the date of this Form 8-K, the Plans did not consult E & Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plans' financial statements, or any other matters or reportable events listed in Item 304(a)(1)(iv) of Regulation S-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Plans have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DynCorp Savings and Retirement Plan
                              DynCorp Capital Accumulation and Retirement Plan


Date:  August 6, 2002         /s/ H. Montgomery Hougen
                            --------------------------------------------------
                                  H. Montgomery Hougen
                                  Member, Administrative Committee